Exhibit 99.1

INVESTOR PRESENTATION JANUARY 2025

DISCLAIMER This presentation (this “Presentation”) is being furnished solely for the purpose of assisting the parties to whom it is addressed in making their independent evaluation with respect to a proposed business combination (the “Business Combination”) among Metroplex Trading Company, LLC (“GrabAGun”), Colombier Acquisition Corp. II (“Colombier II”) and GrabAGun Digital Holdings Inc. (“Pubco”). The information contained in this Presentation should be treated in a confidential manner and may not be reproduced or used in whole or in part for any other purposes, nor may it be disclosed or otherwise made available to any third party. The provision of this Presentation shall not be taken as any form of commitment on the part of GrabAGun, Colombier II or Pubco to proceed with any negotiations of the Business Combination or any other transaction, and each of GrabAGun, Colombier II and Pubco reserve the right to discontinue discussions or negotiations regarding any transaction at any time for any reason or no reason. No Representations or Warranties No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of the information contained in this Presentation or any other information (whether written or oral) that has been or will be provided to you. To the fullest extent permitted by law, neither GrabAGun, Colombier II, Pubco nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, it errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be inclusive or of all of the information necessary to make an evaluation of GrabAGun, Colombier II, Pubco or the Business Combination. Viewers of this Presentation should each make their own evaluation of GrabAGun, Colombier II, Pubco and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs. Forward - Looking Statements This Presentation contains certain forward - looking statements within the meaning of the federal securities laws with respect to the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding GrabAGun and the proposed Business Combination. Any statements other than statements of historical fact contained in this Presentation, including statements regarding the anticipated benefits and timing of the completion of the Business Combination, the products and services offered by GrabAGun and the markets in which it operates, planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position and technological and market trends, are forward - looking statements. These forward - looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward - looking statements are predictions, and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward - looking statements in this document, including, but not limited to the following risks: (i)the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Colombier II’s securities; (ii) the risk that the Business Combination may not be completed by Colombier II’s business combination deadline; (iii) the failure by the parties to satisfy the conditions to the consummation of the Business Combination; (iv) the inability of GrabAGun to maintain any permits necessary for the conduct of GrabAGun’s business, including federal firearm licenses; (v) Pubco may fail to obtain or maintain the listing of its securities on the New York Stock Exchange; (vi) costs related to the Business Combination; (vii) changes in business, market, financial, political and legal conditions; (viii) risks relating to GrabAGun’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between GrabAGun and its employees; (ix) GrabAGun’s ability to successfully collaborate with business partners; (x) demand for GrabAGun’s current and future offerings; (xi) risks related to increased competition; (xii) risks relating to potential disruption in the transportation and shipping infrastructure; (xiii) risks that GrabAGun is unable to secure or protect its intellectual property; (xiv) risks of product liability or regulatory lawsuits relating to GrabAGun’s products and services; (xv) risks that post - closing of the Business Combination, Pubco experiences difficulties managing its growth and expanding operations; (xvi) the outcome of any legal proceedings that may be instituted against GrabAGun, Colombier II, Pubco or others following announcement of the proposed Business Combination; (xvii) the ability of GrabAGun to execute its business model; (xviii) technological improvements by GrabAGun’s peers and competitors; (xix) and those risk factors discussed in documents of Pubco and Colombier II filed, or to be filed, with the Securities and Exchange Commission (“SEC”). The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Colombier II’s Quarterly Reports on Form 10 - Q, the registration statement on Form S - 4 and proxy statement/prospectus that will be filed by Pubco, and other documents filed by Colombier IIand Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and GrabAGun and Colombier II assume no obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise. None of GrabAGun, Colombier II or Pubco gives any assurance that any of GrabAGun, Colombier II or Pubco will achieve its expectations. Industry and Market Data In this Presentation, GrabAGun, Colombier II and Pubco rely on and refer to certain information and statistics regarding the markets and industries in which GrabAGun competes. Such information and statistics are based on GrabAGun’s management’s estimates and/or obtained from third - party sources, including reports by market research firms and company filings. While GrabAGun believes such third - party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. None of GrabAGun, Colombier II or Pubco has independently verified the accuracy or completeness of the information provided by the third - party sources. Each of Colombier II, GrabAGun and Pubco expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein. 02

DISCLAIMER (CONT’D) Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and GrabAGun’s, Colombier II’s and Pubco’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but GrabAGun, Colombier II and Pubco will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . No Offer or Solicitation This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of GrabAGun, Colombier II, Pubco or any of their respective affiliates . No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended, or an exemption therefrom . Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein any representation to the contrary is a criminal offense . Non - GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and certain ratios and other metrics derived therefrom . Note that other companies may calculate these non - GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies . Further, these non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing GrabAGun’s financial results . Therefore, these measures, and other measures that are calculated using such non - GAAP measures, should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . You should be aware that Colombier II’s, Pubco and GrabAGun&# 39 ; s presentation of these measures may not be comparable to similarly titled measures used by other companies . Colombier II, Pubco and GrabAGun believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to GrabAGun&# 39 ; s financial condition and results of operations . Colombier II, Pubco and GrabAGun believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in GrabAGun, and in comparing GrabAGun&# 39 ; s financial measures with those of other similar companies, many of which present similar non - GAAP financial measures to investors . These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining financial measures . Please refer to footnotes where presented on each page of this Presentation or to the tables therein for a reconciliation of these measures to what GrabAGun believes are the most directly comparable measure evaluated in accordance with GAAP . Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments . The presentation of such non - GAAP measures, which may include adjustments to exclude unusual or non - recurring items, should not be construed as an inference that GrabAGun’s future results and cash flows will be unaffected by other unusual or nonrecurring items . We expect the variability of these items could have a significant impact on our reported GAAP financial results . Participants in Solicitation GrabAGun, Colombier II and Pubco and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Colombier II’s shareholders in connection with the Business Combination . Investors and security holders may obtain more detailed information regarding the names and interests of Colombier II’s directors and officers in the Business Combination in Colombier II’s filings with the SEC, including Colombier II’s IPO S - 1 . To the extent that holdings of Colombier II’s securities have changed from the amounts reported in Colombier II’s IPO Form S - 1 , such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Colombier II’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus on Form S - 4 for the Business Combination, which is expected to be filed by Pubco with the SEC . Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination . Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about GrabAGun, Colombier II and Pubco through the website maintained by the SEC at www . sec . gov . Copies of the documents filed with the SEC that are referred to herein can be obtained free of charge by directing a written request to Colombier Acquisition Corp . II at 214 Brazilian Avenue, Suite 200 - J, Palm Beach, FL 33480 , Telephone No .: (561) 805 - 3588 . 03

MARC NEMATI CEO INTRODUCTION 04 OMEED MALIK CEO DONALD TRUMP JR. PARTNER DIRECTOR 1. Assumes none of Colombier’s public holders exercise redemption rights to receive cash from the trust account TRANSACTION HIGHLIGHTS Overview Colombier Acquisition Corp II (NYSE: CLBR), a special purpose acquisition corporation, with over $170 million cash in trust, intends to publicly list GrabAGun on the NYSE via business combination transaction Transaction Consideration $150 million valuation, with a 2:1 mix of common stock and cash with CLBR shares valued at $10.00 per share Represents an attractive valuation for a growth business and sector consolidation platform that is already cash flow positive Capital Structure GrabAGun will receive up to $120 million in gross cash proceeds to the balance sheet to support future growth and strategic acquisitions in the 2A sector Pro Forma Ownership 1 GrabAGun existing shareholders are rolling 2/3rds of their equity in the transaction; Colombier public shareholders will own a majority of equity in the pro forma business CLBR sponsor shares and all GrabAGun existing shareholder shares are subject to lock - up restrictions, and GrabAGun management will continue to lead the business

Our access to earned media brings massive attention to our transactions, resulting in sales and investment from aligned customers and investors 05

THE SECOND AMENDMENT IS IN OUR BLOOD We believe that it is our American duty to help everyone, from first - time buyers to long - time enthusiasts, understand and legally secure their firearms and accessories That’s why our arsenal is fully - packed, consistently refreshed, and always loaded with high - quality, affordable firearms and accessories WE DISCOVERED A GAP We no longer shop the way we used to and the retail firearms market needed a change. We believe people should be able to use their computers, phones, and tablets to shop for firearms the same way they purchase everything else. As experts in technology and fellow firearm enthusiasts, we believe we’re the right people for the job WE SELL’EM, YOU SHOOT’EM These words have resonated with us since the beginning. Today, we provide customers with the online retail experience they deserve and the customer support they expect Our mission is to provide customers with a wide variety of the highest quality firearms and accessories at the lowest prices . Our unique ability to leverage software to increase speed to market and reduce costs allows us to pass along savings and efficiencies to customers “A well regulated Militia, being necessary to the security of a free State, the right of the people to keep and bear Arms, shall not be infringed" WE ARE DEFENDERS WE ARE SPORTSMEN WE ARE OUTDOORSMEN 06

THE OPPORTUNITY

Millennials and Gen Z are now shaping the future of firearm ownership, already representing **40%+[1] of new firearm buyers and growing**


Firearms U.S. Retail Addressable Market
$25.3B[2]

YOUNGEST COHORT IS THE LARGEST GROWING GROUP OF BUYERS

Growth in Ownership by Age Cohort 2014-2023[3,4]


+57%
+2%
-11%
18 to 35
35 to 50
50 to 64

U.S. Firearms Market Growth 2014-2023: 71%[4]

MARKET DYNAMICS

- ★ Traditional firearms retailers fail to attract younger buyers as they tend to prefer mobile and tech-forward experiences[5]
- ★ Limited competition due to major players exiting or not participating in the market (e.g., Walmart, Dick's Sporting Goods, Amazon)[6]
- ★ Regulatory and inventory challenges stymie smaller competitors, creating opportunities for tech-enabled platforms to scale
- ★ Deep relationships with manufacturers and distributors require years to cultivate, creating barriers to entry
- ★ Majority of scaled digital offerings rely on user-generated listings with inconsistent pricing and inventory, which frustrates customers

1. Ages 18-34, Statista; Percentage of Population in the United States with at least one gun in the household in 2023, by age
2. U.S. Firearms and Ammunition Retail Total Addressable market plus digital firearms and ammunition retail total addressable market per IBISWORLD as of October 4, 2024
3. NORC at the University of Chicago; Trends in Gun Ownership in the United States, 1972-2014
4. FBI Adjusted National Instant Criminal Background Check System (NICS)
5. Garrison Everest, "How to Attract the Millennial Gun Buyer"
6. WSJ "Walmart Pulls Guns, Ammo Displays in U.S. Stores, Citing Civil Unrest" 10/29/2020; USA Today "Dick's Sporting Goods to eliminate gun, hunting departments in 440 stores" 3/10/2020; Amazon Terms of Service

GRAB A GUN | COLOMBIER II 07

08 THE PROBLEM Americans’ Second Amendment Rights Are Under Attack We now must also fight to defend our Second Amendment rights These groups tried this same playbook to limit Americans’ First Amendment rights, and a group of companies rose up to fight back The Supreme Court has upheld Americans' constitutional right to buy and own firearms, so the failed opposition have transitioned to new attacks on us — by weaponizing the corporate world 2A SECTOR HAS BEEN STYMIED BY ‘WOKE’ CAPITAL CONSTRAINTS FORCED UPON INVESTORS COMPANIES CANNOT REACH TARGET CUSTOMERS DUE TO ADVERTISING BANS AND CANCELLATION BY LEGACY MEDIA AND BIG TECH SOFTWARE COMPANIES DEPLATFORM 2A COMPANIES, STUNTING THEIR CAPABILITES AND GROWTH AND WORSENING THE CONSUMER EXPERIENCE LEVERAGE IS CONSTRAINED IN THE SECTOR BECAUSE OF ‘WOKE’ FINANCIAL INSTITUTIONS REFUSING TO LEND TO THE SECTOR

THE SOLUTION Our platform is built for the next generation of firearms enthusiasts and sportsmen; on a premier proprietary tech stack for the 2A sector that supports demand prediction, procurement, and regulatory compliance; on deep relationships and direct integration into the systems of America’s firearms manufacturers and distributors; and on over a decade of customer trust. With our partnership with Colombier and their expertise in growing digital marketplaces, we believe we can fuel a revolution in firearms purchases for the next generation of defenders, sportsmen and enthusiasts. Registered Users 2.5M+ Monthly Shoppers 25,000+ Active SKUs 77,000+ Pickup Locations 42,000 09 LTM Revenue (1) $99.5M 1. For the 12 month period ended 9/30/2024 2. For a reconciliation of EBITDA to the equivalent GAAP financial measure, see selected unaudited historical measures on slide 25 (1) LTM YoY Growth 9.2% (1)(2) LTM EBITDA $5.3M (1) LTM Avg Order Value $390.84

RESULTS: ALREADY DELIVERED LTM Revenue YOY Growth +9.2% - 3.0% - 13.0% LTM Revenue YOY Growth 10 (2) 1. For the 12 month period ended 9/30/2024 2. Ammo Inc. marketplace subsidiary financial performance for the 12 month period ended 6/30/2024, as provided by Ammo Inc. 3. FBI Adjusted National Instant Criminal Background Check System (NICS). For the 12 month period ended 9/30/2024 (1) Overall U.S. Firearms Market (3) # NICS Background Checks LTM YOY Growth

INVESTMENT HIGHLIGHTS Procurement platform and supplier integrations provides pricing, as well as inventory optimization edge High impact customer outreach marketing capabilities, amplified by Colombier’s unique media position Cash flow generative business expected to benefit from scale efficiencies as top line grows Foundation to become the premier consolidator of the 2A sector 11 GrabAGun is positioned to be a leading U.S. mobile - focused firearms retail platform for the next generation of buyers Millenial and Gen Z firearms buyers are primed to disrupt the firearms market with digital, mobile - first retail preferences Customer journey is supported with robust catalog, flexible payment and delivery options, and U.S. - based customer service Proprietary tech stack, including AI - driven listings, demand prediction, and automated procurement systems

PREMIER USER EXPERIENCE FOR THE NEXT GENERATION OF FIREARMS BUYERS 12 Mobile - Friendly UI Design Tailored for Millennials & Gen Z Ensures Seamless Navigation & Engagement Monthly Page Views 211K + 69.9% Of Total Sessions Bounce Rate 12.9% 61.2% Of Total Revenue Exceptional User Engagement Mobile - First Focus 64.1% Of Transactions Conversion Rate 1.07% 1. Active users Avg Session Duration (1) 5:21

FOCUSED ON THE CUSTOMER JOURNEY



MASSIVE CATALOG

Customers can find over 77,000 active SKUs, making GrabAGun a one-stop shop

Centralized, automated SKU generation and maintenance eliminates frustrating duplicate SKUs


.300 Blackout 16.1" Threaded Barrel W/ Brake 10-Rounds
$569.99

HASSLE-FREE CHECKOUT

Checkout flow optimized for mobile-first habits of younger shoppers

Customers can create an account for streamlined future checkouts

Simplified checkout with or without a registered account


PAYMENT METHOD:

PAYMENTS & SHOOT NOW PAY LATER

Powered by PublicSquare Payments, our un-cancelable payment stack ensures a seamless transaction experience unaffected by "woke" challenges faced by competitors

"Shoot Now Pay Later" consumer financing from PublicSquare/ Credova supports over $7 million in orders annually



SHIPPING & PICKUP

Relationships with over 42,000 FFL pickup sites nationwide

60% of all orders ship to pickup sites in two business days, 95% within five, with automated shipment tracking sent to buyer

Our FFL platform handles regulations and compliance, including transfer paperwork and background checks


CONTACT US
WRITE US

UNPARALLELED SUPPORT

Dedicated team of 10 U.S.-based customer service reps with AI augmented capabilities available via phone or online chat to resolve any order related issues

SELECT YOUR GUN → CHOOSE YOUR FFL PICKUP LOCATION → PAY ONLINE → SHOOT NOW!

GRABAGUN | COLOMBIER II 13

PROPRIETARY TECH STACK FOR THE 2A SECTOR


Manufacturers
Retailers
GRABAGUN
PSQ Payments
Shoot Now, Pay Later
eGunbook
AI Demand Prediction
PMO Algorighms
Customer Profiles
Distributors
Consumers

DYNAMIC INVENTORY & ORDER MANAGEMENT

- Near real-time distributor cost and quantity updates
- Automated buying algorithms optimizing for inventory forecasting, cost, availability, and shipping speed

AI-POWERED PRICING & DEMAND PREDICTION

- Competitor pricing analytics and Product Margin Optimization (PMO) algorithms
- Automated price reductions for clearance and margin enhancement

FFL PARTNERS COMPLIANCE & DISTRIBUTION PLATFORM

- Proprietary eGunbook Platform manages GrabAGun's logistics and compliance with 42,000+ FFL pickup locations
- Triple-check firearm compliance system ensures close to 100% accuracy in shipping

PERSONALIZED CUSTOMER-CENTRIC FEATURES

- Personalized shopping with demand prediction and suggestion engine
- Automated email alerts to customers for high demand restocks and low-cost opportunities

SEAMLESS SUPPLY CHAIN MANAGEMENT

- Direct system integration with 13 distributors, providing access to 2,300+ manufacturers
- Automated bulk discount handling and inventory replenishment

GRABAGUN | COLOMBIER II 14

OUR DYNAMIC PROCUREMENT PLATFORM

TRADITIONAL FIREARMS SUPPLY CHAIN

Retailers use large amounts of working capital to procure bulk orders of inventory, pre-ordered months in advance from buying groups



Manufacturers
Distributors
Buying Groups
Retailers
Consumers

Inventory Sourcing:
Retailers pool together, buying in bulk, to receive better pricing

---- Traditional Supply Chain

- ▼ Limited order flexibility
- ▼ Inventory available determined by buying group
- ▼ Additional middle men add to the cost of procurement
- ▼ Higher product cost to consumer
- ▼ Orders made months in advance
- ▼ Working capital intensive

GRABAGUN PROCUREMENT PLATFORM

Using direct system integrations and demand prediction to optimize product source for pricing, costs, and inventory turnover



Manufacturers
GRABAGUN Warehouse
Retailers
Consumers
Distributors

Sourcing Options:
- Buy and hold in GrabAGun warehouse
- Drop ship from manufacturer
- Drop ship from distributor

---- Enabled by the GrabAGun platform

- ▲ Buying terms arbitrage unlocked by direct integrations into manufacturers and distributors
- ▲ Cost savings captured by GrabAGun and shared with consumers
- ▲ Strategic purchasing of inventory held vs. dropshipping based on price and demand prediction
- ▲ Near real-time inventory availability across suppliers and GrabAGun warehouse
- ▲ Dropship options for faster and cheaper delivery to customer
- ▲ Immediate access to new and broader set of products
- ▲ Optimizes inventory turnover and working capital

GRABAGUN | COLOMBIER II 15

Organic 52% Other 19% Direct 16% Email 13% HIGH IMPACT CUSTOMER OUTREACH PROGRAMS... Organic 34% Direct 33% Email 23% EFFECTIVE OUTBOUND EMAIL CAPABILITIES TRAFFIC SOURCES LTM 2024 REVENUE BY SOURCE Other 10% ~850 MILLION 127K TRANSACTIONS 29.9% EMAIL OPEN RATE $469 EMAIL AOV $390 OVERALL AOV > 1.2 MILLION OUTBOUND EMAIL LIST ...AMPLIFIED BY COLOMBIER Marketing Blitz + 218% User Growth + 404% Unique Daily Session Growth MASSIVE UPSIDE POSSIBLE FROM UNTAPPED EXPOSURE TO BURGEONING NEW MEDIA UNIVERSE RESULT - REACH 2A CUSTOMERS DESPITE ‘WOKE’ BANS BY LEGACY MEDIA AND BIG TECH 16 1. LTM as of 10/2024 2. PublicSquare growth during window between announcement and close of public listing via business combination between Colombier I and PublicSquare, from 2/28/23 to 7/31/23. Source: PublicSquare Investor Presentation, September 2023 (1) (2) (1) (1) (1) EMAILS SENT (1)

$87 $98 $9 $11 $3 $5 $7 $4 $91 $100 $11 $10 $5 $4 $5 $5 REVENUE GROSS PROFIT CASH FLOW GENERATIVE BUSINESS PRIMED FOR MARGIN EXPANSION FROM USER GROWTH 17 2022 VS 2023 14% LTM 9/23 VS LTM 9/24 9% 13% % Margin % Revenue % Margin 10% 10% 11% 6% 4% 3% 5% 8% 4% 5% 5% Select Unaudited Metrics; $ in M 1. For a reconciliation of EBITDA and free cash flow to the equivalent GAAP financial measure, see selected unaudited historical measures on slide 25 EBITDA (1) FREE CASH FLOW (1)

Used Firearms Marketplaces With Colombier’s solutions for capital and customer acquisition, GrabAGun can be positioned to consolidate the 2A sector GrabAGun has an opportunity to unlock value for investors by capturing arbitrage caused by the various ‘woke’ restrictions and mandates ’S OPPORTUNITY AS 2A SECTOR CONSOLIDATOR 18 Distributors Firearm Accessories Marketplaces Web 1.0 Firearms Marketplaces Brick & Mortar Retailers Importers FFL Compliance FFL POS Opportunities with Strategic Fit A) Expand breadth of procurement channels B) Expand into similar offerings/marketplaces for cross - sell C) Vertically integrated value chain D) Expand into software layer of retailers E) Acquire Web 1.0 competitors with loyal customer base FFL ERP

TRANSACTION SUMMARY

Transaction Overview[(1)(2)]

Colombier will acquire GrabAGun for $150 million, with a 2:1 mix of stock and cash with CLBR shares valued at $10.00 per share

Of the over $170 million CLBR cash held in trust (subject to interest and redemptions), up to $120 million will be used to fund and accelerate future growth initiatives, pay transactions expenses, seek consolidation opportunities, and other general corporate purposes

GrabAGun exisiting equityholders and management are rolling 2/3 of their equity into the transaction

CLBR Sponsor common shares and all GrabAGun equityholders' common shares received in the transaction also subject to lock-up restrictions

Sources and Uses ($M)[(1)(2)]

Sources		Uses	
SPAC Cash in Trust	$170	GrabAGun Rollover Equity	$100
GrabAGun Rollover Equity	$100	Distribution to GrabAGun Equityholders	$50
		Cash to Pro Forma Balance Sheet	$110
		Estimated Transaction Fee	$10
Total Sources	**$270**	**Total Sources**	**$270**

Pro Forma Valuation ($ in M, except per share data)[(1)(2)]

Total shares outstanding	31.25M
Price per share	$10.00
Equity value	$312.5
Less: net cash[(3)]	($116)
Total Enterprise Value	**$196.5**

Pro Forma Illustrative Ownership Breakdown[(1)(2)]


GrabAGun Shareholder Rollover
32%
CLBR Shareholders
68%

1. Assumes none of Colombier Acquisition Corp. II's holders exercise redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions
2. Pro forma share count assumes no redemptions and represents 10.0M seller rollover shares, 17.0M Colombier pubic stockholder shares, and 4.25M Colombier Sponsor shares. Pro Forma share count excludes (i) the effect of outstanding warrants to purchase CLBR common stock and (ii) any equity awards contemplated to be issued in connection with or following the completion of the transaction or any issued to GrabAGun consultants or contractors
3. Includes $6M of cash on balance sheet as of September 30, 2024

GRABAGUN | COLOMBIER II 19

APPENDIX 20

INDUSTRY LEADING BRANDS WORKS WITH: 21

Why Are FFLs Needed? History of Regulatory Compliance REGULATORY COMPLIANCE Firearm Purchase Process 1 Buyer purchases firearm, pays GrabAGun, and selects their local Federal Firearm License (“FFL”) holder 2 GrabAGun ships the firearm to the designated FFL in compliance with federal and state laws 3 Buyer goes to the FFL and completes all required paperwork, as well as a background check 4 Following the successful completion of the required paperwork, the FFL releases the firearm Non - firearm purchases such as accessories and ammunition can be sent directly to buyers FFLs facilitate firearm transfers and ensure background checks are completed All firearm purchases, including online, must be finalized through an FFL FFLs typically charge a flat fee for transfer services GrabAGun holds a Type 1 FFL and SOT license for retail firearm sales GrabAGun stays up - to - date with regulations, legislation, and case law Extensive experience working with the ATF, including software development support Over 1,000,000 direct ship transactions since eGunbook launch 22

23 FFL Validation Proprietary software validates FFL status and location, placing errors on hold for remediation Triple Check Compliance Outbound checks verify order barcodes and firearm serials, with the system issuing a “Pass” or “Fail” ATF Integration ATF - sourced FFL addresses are validated and cross - checked with shipping labels for accuracy eGunbook Integration Serial numbers confirm firearm disposal to the FFL, which ensures legal transfer compliance Order Data Validation Order and barcode are verified to ensure the correct firearm was marked disposed, and validates at checkout to confirm the shipper selected the correct FFL Shipping Integration The order number is sent via API to shipping software, transmitting tracking information to both the Company and the customer GrabAGun’s industry leading regulatory compliance system, eGunbook, reduces arduous filings and streamlines order fulfillment eGunbook makes it possible for key suppliers to offer drop - shipping options, in which products are shipped directly to FFLs or customers rather than being processed by GrabAGun, saving both time and shipping costs System automatically provides buyers with tracking information, reducing the strain on the customer service desk POST - SALE FULFILLMENT & REGULATORY COMPLIANCE COMPLIANCE PROCEDURES

LEADERSHIP TEAM Marc Nemati Chief Executive Officer As President and CEO of Metroplex Trading / GrabAGun, Marc leads business development and has streamlined internal systems for operational efficiency. He joined the company in 2011 Marc began his career at IBM in 2008 as an intern, later working as an IT specialist until 2016. He developed pre - sales proof of concepts for IBM’s retail clients, showcasing new technologies to engage customers in the retail and consumer product sectors Marc holds a Master’s in Security Engineering and a Bachelor’s in Computer Science from Southern Methodist University Justin Hilty Chief Financial Officer As CFO of GrabAGun, Justin oversees financial reporting, accounting, and HR functions Before founding Metroplex Trading in 2007, he was a Vice President at Comerica Bank, where he structured tax - advantaged equipment leases for middle - market and corporate clients. Prior to that, he spent 12 years at GE Capital Justin earned his BBA in Accounting from the University of Texas at Arlington Matt Vittitow Chief Operating Officer As COO of GrabAGun, Matt manages distributor and manufacturer relationships, purchasing, and daily operations, and helped design many of the company’s systems Before co - founding Metroplex Trading / GrabAGun in 2010, Matt worked at Fidelity Information Systems, managing banking software implementations and later serving as a Technical Analyst Matt holds a B.S. in Business Computer Information Systems from the University of North Texas and an MBA from the University of Oklahoma 24

SELECT UNAUDITED HISTORICAL METRICS

($ in M)	12/31/2022	12/31/2023	9/30/2024
Cash and Cash Equivalents	$ 7.5	$ 9.0	$ 5.8
Accounts Receivable, Net	1.4	2.3	0.9
Inventory	1.4	1.7	3.7
Prepaid Exp. & Other Current Assets	0.4	0.4	0.5
Current Assets	**$ 10.6**	**$ 13.4**	**$ 10.8**
Fixed Assets, Net	$ 1.5	$ 0.5	$ 0.3
Other Assets	0.0	0.0	0.5
Total Assets	**$ 12.1**	**$ 13.9**	**$ 11.6**
Accounts Payable	$ 11.1	$ 11.0	$ 8.9
Credit Card Liability	0.1	0.4	0.2
Other Current Liability	0.2	1.3	1.2
Current Liabilities	**$ 11.4**	**$ 12.7**	**$ 10.3**
Operating Lease Liabilities, Net	0.5	--	--
Revolving Credit Facility	--	--	0.3
Total Liabilities	**$ 11.9**	**$ 12.7**	**$ 10.6**
Equity	**$ 0.2**	**$ 1.3**	**$ 1.0**
Total Liabilities and Equity	**$ 12.1**	**$ 13.9**	**$ 11.6**

	Calendar Year Ended December 31,		Last Twelve Months Ended September 30,	
($ in M)	2022	2023	2023	2024
Revenue	**$86.6**	**$98.3**	**$91.1**	**$99.5**
% Growth		13.5%		9.2%
(-) Costs of Goods Sold	(75.4)	(88.5)	(82.0)	(88.8)
Gross Profit	**$11.2**	**$9.8**	**$9.1**	**$10.7**
% Gross Margin	*12.9%*	*10.0%*	*10.0%*	*10.8%*
Net Income[1]	**$4.7**	**$3.6**	**$2.4**	**$5.0**
(+) Depreciation, Amortization, & Other[2]	0.5	0.3	0.6	0.3
EBITDA	**$5.3**	**$4.0**	**$3.0**	**$5.3**
% EBITDA Margin	*6.1%*	*4.1%*	*3.3%*	*5.3%*
Net Income[1]	**$4.7**	**$3.6**	**$2.4**	**$5.0**
(+) Depreciation & Amortization	0.2	0.3	0.3	0.3
(+) Change in Working Capital	2.6	0.2	2.1	(0.8)
(-) Capital Expenditures	(0.4)	--	--	--
Free Cash Flow[1]	**$7.2**	**$4.2**	**$4.8**	**$4.5**
% Revenue	*8.3%*	*4.2%*	*5.3%*	*4.5%*

(1) GrabAGun is historically a passthrough entity in which income taxes are paid by the ownership
(2) Other expenses related to tax-related items, GrabAGun has no outstanding debt or interest payments

Source: Company Provided Information

GRABAGUN | COLOMBIER II 25